FEDERAL INCOME TAX (Details Narrative) - USD ($)	3 Months Ended		12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021	Dec. 31, 2021	Dec. 31, 2020
Effective tax rate for federal income taxes	21.00%	21.00%	21.00%	21.00%
Net deferred tax asset valuation allowance	$ 103,000	$ 90,000	$ 80,000	$ 69,000
Net operating loss carry forward	1,724,310	1,611,310	1,684,310	1,613,310
Federal And State [Member]
Net operating loss carry forward	$ 1,724,000	$ 1,611,000	$ 1,684,000	$ 1,613,000